The UBS Funds

Supplement to the Statements of Additional Information | April 30, 2018

Includes:

•  UBS Dynamic Alpha Fund

•  UBS Global Allocation Fund

•  UBS International Sustainable Equity Fund

•  UBS U.S. Sustainable Equity Fund (formerly, UBS U.S. Large Cap Equity Fund)

•  UBS U.S. Small Cap Growth Fund

•  UBS Municipal Bond Fund

•  UBS Total Return Bond Fund

•  UBS Emerging Markets Equity Opportunity Fund (formerly, UBS Emerging Markets Equity Fund)

Dear Investor,

The purpose of this supplement is to update the Statements of Additional Information ("SAI") of The UBS Funds (the "Trust"):

1. At a meeting held on March 23, 2018, the Board of Trustees of the Trust approved (i) State Street Bank and Trust Company to serve as custodian for the series of the Trust (the "Funds"), and (ii) entering into a committed credit facility with State Street Bank and Trust Company. In addition, UBS Asset Management (Americas) Inc., as the Funds' administrator, has entered into a Sub-Administration Contract with State Street Bank and Trust Company.

Therefore, the information under the heading "Administrative, accounting and custody services" and the sub-heading "Administrative and accounting services" is deleted in its entirety and replaced with the following:

UBS AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG.

As administrator, UBS AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

UBS AM (Americas) has entered into a Sub-Administration Contract with State Street Bank and Trust Company ("State Street") to provide accounting, portfolio valuation and certain administrative services for the Funds. UBS AM

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(Americas) pays State Street for the services it provides under the Sub-Administration Contract. Prior to April 9, 2018, JPMorgan Chase Bank provided accounting, portfolio valuation and certain administrative services for the Funds under a Fund Services Agreement between the Trust and JPMorgan Chase Bank.

In addition, the information under the heading "Administrative, accounting and custody services" and the first paragraph under the sub-heading "Custody services" is deleted in its entirety and replaced with the following:

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of the Funds and employs foreign sub-custodians in accordance with applicable requirements under the 1940 Act to provide custody of the funds' foreign securities and cash. State Street maintains certain books and records of the Funds that are required by applicable federal regulations. Prior to April 9, 2018, JPMorgan Chase provided custodian services for the securities and cash of the Funds and UBS AM (US) paid JPMorgan Chase for the custodian services it provided to the Funds.

In addition, the information under the heading "Bank line of credit" is deleted in its entirety and replaced with the following:

The Funds participate with other funds managed by UBS AM (Americas) in a $125 million committed credit facility (the "Credit Facility") with State Street, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay commitment fees on the average daily balance of the Credit Facility not utilized. Under the Credit Facility arrangement commitment fees are allocated amongst the participating funds as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. Prior to April 9, 2018, the Funds participated in a committed credit facility with JPMorgan Chase (the "JPM Credit Facility") For the fiscal year ended June 30, 2017, the Funds had no borrowings under the JPM Credit Facility.

2. The information under the heading "Management of the Trust" and the table titled "Officers" is deleted in its entirety and replaced with the following:

Officers

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski* Age: 50	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver* Age: 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Carver is chair of the Americas Product Structuring Committee. Mr. Carver is president of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Franklin P. Dickson** Age: 39	Vice President	Since December 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since October 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control of UBS AM—Americas region). From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from April 2008 through June 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper*** Age: 60	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary* Age: 50	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017 respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017)). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor* Age: 42	Vice President and Assistant Secretary	Since 2015

Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was senior vice president, secretary and associate general counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was lead director and associate general counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn* Age: 51	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino** Age: 58	Chief Compliance Officer	Since March 2018

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 15 investment companies (consisting of 71 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller* Age: 56	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 10 investment companies (consisting of 66 portfolios) for which UBS AM serves as investment advisor or manager.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is 787 Seventh Avenue, New York, NY 10019.

***  This person's business address is One North Wacker Drive, Chicago, IL 60606.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.